UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ELECTRONIC SYSTEMS TECHNOLOGY, INC.
(Name of Registrant as Specified in its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

April 24, 2023

Dear Shareholder:

You are cordially invited to attend Electronic System Technology, Inc.’s Annual Meeting of Shareholders on Friday, June 2, 2023 at 9:00 a.m. Pacific time. The meeting will be held at the Company’s headquarters located at 415 N. Roosevelt St, STE. B1, Kennewick, Washington. The matters to be acted upon at the meeting are described in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

The Company is once again taking advantage of the Securities and Exchange Commission rules that allows us to provide proxy materials over the Internet. On or about April 24, 2023 we will begin mailing a Notice of Internet Availability of Proxy Materials to stockholders informing them that the Proxy Statement, 2022 Annual Report (when filed) and voting instructions are available online.

As more fully described in that Notice, all Stockholders may choose to access proxy materials on the Internet or may request paper copies of the proxy materials. We believe that using the Internet reduces costs, provides greater flexibility to our shareholders, and conserves resources. Subsequent to the formal meeting and its items of business at the Annual Meeting, I will review major Company developments over the past year and share with you our plans for the future. You will have an opportunity to ask questions and express your views to the management of the Company. Members of the Board of Directors will attend in person or by telephone.

Whether or not you are able to attend the Annual Meeting in person, it is important that your shares be represented. Please vote your shares using the Internet or by requesting a printed copy of the proxy materials and completing and returning by mail the proxy card you will receive in response to your request. Instructions on each of these voting methods are outlined in the enclosed Proxy Statement. Please vote as soon as possible.

I hope to see you on June 2, 2023.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting of Shareholders, we urge you to vote and submit your proxy by the Internet (see below for instructions) or mail so that a quorum may be represented at the meeting. Any person giving a proxy has the power to revoke it at any time, and stockholders who are present at the meeting nay withdraw their proxies and vote in person. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

By order of the Board of Directors, ELECTRONIC SYSTEMS TECHNOLOGY, INC. Daniel M. Tolley, President April 24, 2023 / Approximate Date of mailing to Shareholders

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 2, 2023:
The Notice of Annual Meeting and Proxy Statement and Annual Report to Shareholders are available at http://www.esteem.com/about/corporate-information.html. Voting by the Internet is fast, convenient and your vote is immediately confirmed and posted. For registered shareholders to vote by the Internet, first read the accompanying Proxy Statement and then follow the instructions below:

VOTE BY INTERNET

  Go to www.proxypush.com/ELST.
  Follow the step-by-step instructions provided.

PLEASE DO NOT RETURN THE ENCLOSED PAPER BALLOT IF YOU ARE VOTING OVER THE INTERNET.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 2, 2023

To the Shareholders of Electronic Systems Technology, Inc.:

The Annual Meeting of Shareholders of Electronic Systems Technology, Inc. (the “Company”), a Washington Corporation, will be held at the Company’s location at 415 N. Roosevelt St, STE B1, Kennewick, Washington, on June 2, 2023 at 9:00 a.m. Pacific Time for the following purposes:

1.	To elect Directors.
2.	To ratify Assure CPA LLP as Independent Auditors.
3.	To approve, on a non-binding advisory basis, the compensation paid to our Named Executive Officers
4.	To transact such other business as may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

Only Shareholders of record, at the close of business on April 10, 2023, are entitled to notice of and to attend and to vote at the meeting. Interested parties are encouraged to visit the Company’s website at www.esteem.com for additional information. Information on our website does not form any part of the material for solicitation of proxies.

By order of the Board of Directors,

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

/s/ Daniel M. Tolley

Daniel M. Tolley, President

April 24, 2023 / Approximate Date of mailing to Shareholders

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE USING THE INTERNET OR THE DESIGNATED TOLL-FREE TELEPHONE NUMBER, OR BY REQUESTING A PRINTED COPY OF THE PROXY MATERIALS AND COMPLETING AND RETURNING BY MAIL THE PROXY CARD YOU WILL RECEIVE IN RESPONSE TO YOUR REQUEST. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE MEETING. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME, AND SHAREHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON. IF YOU HOLD YOUR SHARES THROUGH AN ACCOUNT WITH A BROKERAGE FIRM, BANK OR OTHER NOMINEE, PLEASE FOLLOW THE INSTRUCTIONS YOU RECEIVE FROM THEM TO VOTE YOUR SHARES.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

415 N. Roosevelt Street, STE B1

Kennewick, Washington 99336

(509) 735-9092

PROXY STATEMENT

Relating to

ANNUAL MEETING OF SHAREHOLDERS

To be held June 2, 2023

INTRODUCTION

This Proxy Statement is being furnished by the Board of Directors of Electronic Systems Technology, Inc., a Washington corporation (the “Corporation”), to holders of shares of the Corporation's Common Stock (“Common Stock”) in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Friday, June 2, 2023 at 9:00 a.m. Pacific time, and any adjournment or adjournments thereof (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of the Annual Meeting.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 2, 2023

Our Notice of Annual Meeting and Proxy Statement and Annual Report are available at: http://www.esteem.com/about/corporate-information.html

OUTSTANDING CAPITAL STOCK

The record date for shareholders entitled to vote at the Annual Meeting is April 10, 2023. At the close of business on that day, there were 4,946,502 shares of our Common Stock, $.001 par value, outstanding and entitled to vote at the meeting. Each share of Common Stock is entitled to one vote.

PURPOSES OF ANNUAL MEETING

Election of Directors

At the Annual Meeting, shareholders entitled to vote (see “Voting at Annual Meeting”) will be asked to consider and take action on the election of Daniel M. Tolley (current) and Vern D. Kornelsen (current) to the Corporation's Board of Directors to serve for a three-year term. See “Election of Directors.”

Ratification of Auditors

At the Annual Meeting, Shareholders entitled to vote (see “Voting at Annual Meeting”) will be asked to consider and take action to ratify the appointment of independent auditors (see “Ratification of Auditors”).

Advisory Vote/”Say on Pay”

To approve, on a non-binding advisory basis, the compensation paid to our Named Executive Officers.

Other Business

To transact other matters as may properly come before the annual meeting, postponement(s) or any adjournment(s) thereof (see “Other Matters”).

2

VOTING AT ANNUAL MEETING

General

The close of business on the Record Date of April 11, 2022 has been fixed as the record date for determination of the Shareholders entitled to notice of, and to vote at the Annual Meeting (the “Record Date”). As of the Record Date, there were issued and outstanding 4,946,502 shares of Common Stock entitled to vote. A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting. The holders of record on the Record Date of the shares entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. All action proposed herein may be taken upon a favorable vote of the holders of a majority of such shares of Common Stock represented at the Annual Meeting provided a quorum is present at the meeting in person or by proxy.

Proxies

Shares of Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated in such proxies.  If no instructions are indicated, such shares will: (1) NOT BE VOTED FOR the election of Daniel M. Tolley and Vern D. Kornelsen to the Corporation's Board of Directors; (2) BE VOTED FOR ratification of Assure CPA LLP as Independent Auditors; (3) BE VOTED FOR Advisory vote on Executive Compensation

A Shareholder who has executed and returned a proxy may revoke it at any time before it is voted at the Annual Meeting, by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Corporation, or by attending the Annual Meeting and voting in person or delivering instructions to the Corporation via email and with written confirmation. A proxy is not revoked by the death or incompetence of the maker unless, before the authority granted thereunder is exercised, written notice of such death or incompetence is received by the Corporation from the executor or administrator of the estate or from a fiduciary having control of the shares represented by such proxy.

The indication of an abstention on a proxy or the failure to vote either by proxy or in person will be treated as neither a vote “for” nor “against” the election of any Director. Each of the other matters must be approved by the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote, assuming a quorum is present. Abstention from voting will have the practical effect of voting against these matters since it is one less vote for approval. The shares of a Shareholder whose ballot on any or all proposals is marked as “abstain” will be included in the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum.

Broker non-votes, shares held by brokers or custodians for the accounts of others as to which voting instructions have not been given, will be treated as shares that are present for determining a quorum, but will not be counted for purposes of determining the number of votes cast with respect to a proposal. If you are the beneficial owner of shares held by a broker or other custodian, you may instruct your broker how you would like your shares voted through the voting instruction form included with this Proxy Statement.

If you wish to vote the shares you own beneficially at the meeting, you must first request and obtain a “legal proxy” from your broker or other custodian. If you choose not to provide instructions or a legal proxy, your shares are referred to as “uninstructed shares” and your broker or custodian will not have the authority to vote your shares.

Proposal Number	Items	Votes Required for Approval	Abstentions	Uninstructed Shares
1	Election of Directors	Majority of shares cast	Not counted	Not voted
2	Ratification of Independent Auditors	Majority of shares cast	Not counted	Discretionary vote
3	Advisory vote on Executive Compensation	Majority of shares cast	Not counted	Discretionary vote

The Corporation will bear all the costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing this Proxy Statement and accompanying material to shareholders.  In addition to the solicitation of proxies by use of the mails, the directors, officers, and employees of the Corporation, without additional compensation, may solicit proxies personally or by telephone or telegram.

3

Future Shareholder Communications through the Internet

Shareholders may elect to receive future notices of meetings, proxy materials and annual reports electronically through the Internet. The consent of Shareholders who have previously consented to electronic delivery will remain in effect until withdrawn. To consent to electronic delivery:

•	Shareholders whose shares are registered in their own name, and not in “street name” through a broker or other nominee, may simply log in to https://www.proxypush.com/ELST the Internet site maintained by EQ Shareowner Services. and follow the step-by-step instructions; and,

•	Shareholders whose shares are registered in “street name” through a broker or other nominee must first vote their shares using the Internet, at: www.proxyvote.com, the Internet site maintained by Broadridge Financial Solutions, Inc. and immediately after voting, fill out the consent form that appears on-screen at the end of the Internet voting procedure.

The consent to receive Shareholder communications through the Internet may be withdrawn at any time to resume receiving Shareholder communications in printed form.

PROPOSAL 1: ELECTION OF DIRECTORS

It is intended that the proxies solicited hereby will be voted for election of the nominee for Director listed below, unless authority to do so has been withheld. If the nominee becomes unable to accept election, the Board will either reduce the Director to be elected or select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee.

The Board of Directors is divided into three classes, with the terms of office of each class ending in successive years. The terms of current directors of Class I expire with the 2024 Annual Meeting, terms of current directors of Class III expire with the 2023 Annual Meeting, and the terms of the current director in Class II expire with the 2025 Annual Meeting.

Nominees

The nominees for Class III Directors whose term, if elected, will expire in 2026 and certain additional information with respect to the nominee is as follows:

Nominee Name, Position with the Corporation, Principal Occupation(s), Other Directorships, Age, and Ownership:

CLASS III - Three Year Term Expiring 2023

VERN D. KORNELSEN: Mr. Kornelsen is the General Partner of EDCO Partners LLLP. Mr. Kornelsen formerly practiced as a certified public accountant in Denver, Colorado for many years and is a financial consultant to several early-stage companies. He was a director of Valleylab for 10 years and led an investor group that provided a portion of its initial funding. Mr. Kornelsen has been a director and participated in the capitalizing of a number of early stage companies, and is currently a director and audit-committee member of a publicly-held company, Encision Inc. of Boulder, Colorado. He is also the Chairman, Secretary, Director, and CFO of Lifeloc Technologies, Inc., a publicly held company located in Wheat Ridge, Colorado. Mr. Kornelsen currently serves as the Company’s Secretary.

Age:	90
Shares Beneficially Owned:	1,797,700
Percent of Class:	36.3
A Director Since:	2014

DANIEL M. TOLLEY: Mr. Tolley has been employed by the company for nineteen years, during that time he has been promoted to positions of increasing responsibility and is currently the Director of Business Development. Mr. Tolley is a 1992 graduate with a BA from Western Washington University. Mr. Tolley was appointed to the Board during a meeting held on March 23, 2022 and is completing Tom L. Kirchner’s term. Mr. Tolley does not serve as a director for any other company registered under the Securities Exchange Act.

Age:	54
Shares Beneficially Owned:	32,200
Percent of Class:	0.6
A Director Since:	2022

4

PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS

Assure CPA, LLP has been selected by the Board of Directors as the Independent Auditors for the Company for the fiscal year ending December 31, 2021. Shareholder ratification of the selection of Assure as the Company’s Independent Auditors is not required by the Bylaws or otherwise. However, Management is submitting the selection of Assure to the Shareholders for ratification as a matter of corporate practice. If the Shareholders fail to ratify the selection, Management will reconsider whether or not to retain that firm. Even if the selection is ratified, Management in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its Shareholders.

This firm is experienced in the field of accounting and is well qualified to act in the capacity of auditors. Assure CPA LLC will not be represented at the annual meeting, but questions from shareholders will be subsequently presented to the auditors for response.

The following table presents fees billed to the Company relating to the audit of the Financial Statements at December 31, 2021 and December 31, 2020, as provided by Assure CPA, LLP.

Year Ended	December 31, 2022	December 31, 2021
Audit fees (1)	$43,100	$39,450
Audit-related fees (2)	—	—
Tax fees (3)	3,000	3,000
Total Fees	$46,100	$42,450

The Company’s Board of Directors reviewed the audit services rendered by ASSURE CPA, LLP and concluded that such services were compatible with maintaining the auditors’ independence. All audit, non-audit, tax services, and other services performed by the independent accountants are pre-approved by the Board of Directors to assure that such services do not impair the auditors’ independence from the Company. The Company does not use ASSURE CPA, LLP for financial information system design and implementation. We do not engage ASSURE CPA, LLP to provide compliance outsourcing services.

(1)	Audit fees consist of fees billed for professional services provided in connection with the audit of the Company’s financial statements and reviews of our quarterly financial statements.

(2)	Audit-related fees consist of assurance and related services that include, but are not limited to, internal control reviews, attest services not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3)	Tax fees consist of the aggregate fees billed for professional services for tax compliance, tax advice, and tax planning. These services include preparation of federal income tax returns.

Our Audit Committee reviewed the audit and tax services rendered by Assure CPA LLC and concluded that such services were compatible with maintaining the auditors’ independence. All audit, non-audit, tax services, and other services performed by our independent accountants are pre-approved by our Audit Committee to assure that such services do not impair the auditors’ independence. We do not use Assure CPA LLC for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally. We do not engage Assure CPA LLC to provide compliance outsourcing services.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2

5

PROPOSAL 3: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Company is providing its shareholders with the opportunity to cast an advisory vote on executive compensation (a “say-on-pay-proposal”) as described below. Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, stockholders are entitled to an advisory (non-binding) vote on compensation programs for our named executive officers (sometimes referred to as “say on pay”). In accordance, we are asking stockholders to approve, on an advisory basis, the compensation of the Company’s listed officers disclosed in the “Compensation Discussion and Analysis,” and Executive Compensation Summary Compensation Table and the related compensation tables, notes, and narrative in this Proxy Statement for our 2017 Annual Stockholders’ Meeting. The Company believes that it is appropriate to seek the views of shareholders on the design and effectiveness of the Company’s executive compensation program. Therefore, in accordance with that policy and pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we are asking stockholders to approve, on an advisory basis, the compensation of the Company’s listed officers disclosed in “Compensation Discussion and Analysis,” the Summary Compensation table and the related compensation tables, notes, and narrative in this proxy statement for our 2017 Annual Stockholders’ Meeting.

As described below in the “Compensation Discussion and Analysis” section of this proxy statement, our compensation program and stock option plan are designed to support its business goals and promote short- and long-term profitable growth of the Company and align compensation with the long-term interests of our stockholders.

We urge stockholders to read the “Compensation Discussion and Analysis” section of this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation table and other related compensation tables and narratives, which provide detailed information on the compensation of our listed officers. The Board believes that the policies and procedures articulated in “Compensation Discussion and Analysis” are effective in achieving our goals and that the compensation of our listed officers reported in this proxy statement has supported and contributed to the company’s recent and long-term success.

Approval of this proposal requires the affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and entitled to vote. Because the vote is advisory, it will not be binding upon the Board and the Board will not be required to take any action as a result of the outcome of the vote on this proposal. The Board will carefully assess the voting results, and if those results reflect any broadly held issues or concerns, we will consult directly with stockholders to better understand their views.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF PROPOSAL 3 ON AN ADVISORY BASIS.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above. Should other business properly be brought before the Annual Meeting, it is intended that the accompanying Proxy will be voted thereon in the discretion of the persons named as proxies.

Members of Board of Directors Continuing In Office

CLASS I - Three Year Term Expiring 2024

THOMAS J. SCHAEFER: Mr. Schaefer was elected as a director at the June 1, 2018 annual meeting. Mr. Schaefer is Vice President of Online Development Inc. a division of Softing AG based in Munich, Germany. He is responsible for business development activities and the integration of new business acquisitions. Prior to his current position Tom was President of Phoenix Digital Corporation a privately held company based in Scottsdale, AZ that provides redundant mission critical networking technology for industrial automation systems. Mr. Schaefer also spent 30 years at Rockwell Automation. His last assignment, at Rockwell, was the Global Industry Manager for Rockwell’s Water Industry focus. During Mr. Schaefer’s tenure at Rockwell he held various positions that included P&L responsibility for the Service business unit, Sales and Marketing for Software/MES, and Sales and Application responsibility for the Drive Systems/Power Products group Mr. Schaefer is a 1982 graduate with a BSEE from the Milwaukee School of Engineering.

Age:	63
Shares Beneficially Owned:	—
Percent of Class:	—
A Director Since:	2018

6

DONALD E. SIECKE. Mr. Siecke was elected as a director at the June 1, 2018 annual meeting. Mr. Siecke practiced as a certified public accountant in the state of Colorado from 1963 to 1976. He has been president of Kelmore Development Corp., a real estate development company since 1981, and serves as a director of Redstone Bank, a Colorado bank of which he was a co-founding director. He is a director and audit committee chairperson of Lifeloc Technologies, Inc, a publicly held company and of several privately held companies, metropolitan districts, and charitable organizations. He received a BS degree in business administration from the University of Denver in 1961, having majored in accounting. In determining Mr. Siecke's qualifications to serve on our board of directors, the board considered, among other things, his experience and expertise in finance, accounting and management.

Age:	83
Shares Beneficially Owned:	(1)
Percent of Class:	—
A Director Since:	2018

(1)	Mr. Siecke does not own any shares directly. However, EDCO Partners LLLP, of which Mr. Siecke is a limited partner, holds 498,916 shares on his behalf. Mr. Siecke has neither investment power nor voting power with respect to the shares held by EDCO Partners LLLP.

CLASS II - Three Year Term Expiring 2025

MICHAEL W. ELLER. Mr. Eller is the President and Principal Accounting Officer. During the last five years Mr. Eller has been a full-time employee of the Company. Previous experience includes Macys Logistics and Operations where he was employed as the Vice President of Operations and Director of Finance. Mr. Eller does not serve as a director for any other company registered under the Securities Exchange Act.

Age:	62
Shares Beneficially Owned:	40,000
Percent of Class:	0.8
A Director Since:	2016

The following table sets forth, as of April 10, 2023, the amount and percentage of the Common Stock of the Company, which according to information supplied to the Company, is beneficially owned by each person who, to the best knowledge of the Company, is the beneficial owner (as defined below) of more than five (5%) of the outstanding common stock.

Title of Class	Name & Address Of Beneficial Owner (1)	Amount & Nature of Beneficial Ownership	Percent of Class
Common	Vern D. Kornelsen, General Partner EDCO Partners LLLP 4605 S Denice Drive Englewood CO 80111 (2)	1,797,700	36.3%

(1)	Under Rule 13d-3, issued by the Securities and Exchange Commission, a person is, in general, deemed to "Beneficially own" any shares if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (a) voting power, which includes the power to vote or to direct the voting of those shares and/or (b) investment power, which includes the power to dispose, or to direct the disposition of those securities. The foregoing table gives effect to shares deemed beneficially owned under Rule 13d-3 based on the information supplied to the Company. To the knowledge of the Company, the persons named in the table have sole voting power and investment power with respect to all shares of Common Stock beneficially owned by them.
(2)	Vern D. Kornelsen and Donald S. Siecke have interests in EDCO Partners LLLP. Mr. Kornelsen serves as the General Partner.

7

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes options outstanding to our officers and directors as of December 31, 2022:

Outstanding Equity Awards as of April 15, 2023

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price (US$)	Option Expiration Date
Michael W. Eller Principal Accounting Officer	40,000		-0-	$0.40	3/13/25
Daniel M. Tolley President, Principal Executive Officer	30,000		-0-	$0.40	3/13/25

Stock options must be exercised within 30 days after termination of employment/board membership.

Indebtedness of Management:

No Director or executive officer or nominee for Director, or any member of the immediate family of such has been indebted to the Corporation during the past year.

Certain Business Relationships

There have been no unusual business relationships during the last fiscal year of the Registrant between the Registrant and affiliates as described in Item 404 (b) (1-6) of the Regulation S-K.

Directors’ Stock Purchases

None

Indemnification.

The Corporation’s Bylaws address indemnification of Directors and Officers. Washington Law provides that Washington corporations may include within their Articles of Incorporation provisions eliminating or limiting the personal liability of their Directors and Officers in Shareholder actions brought to obtain damages for alleged breaches of fiduciary duties, as long as the alleged acts or omissions did not involve intentional misconduct, fraud, a knowing violation of law or payment of dividends in violation of the Washington statutes. Washington law also allows Washington corporations to include in their Articles of Incorporation or Bylaws provisions to the effect that expenses of Officers and Directors incurred in defending a civil or criminal action must be paid by the Corporation as they are incurred, subject to an undertaking on behalf of the Officer or Director that he or she will repay such expenses if it is ultimately determined by a court of competent jurisdiction that such Officer or Director is not entitled to be indemnified by the Corporation because such Officer or Director did not act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation. The Corporation’s Articles of Incorporation provide that a Director or Officer is not personally liable to the Corporation or its Shareholders for damages for any breach of fiduciary duty as a Director or Officer, except for liability for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of distribution in violation of Washington Business Corporation Act.

Security Ownership of Management

The following table summarizes beneficial ownership of common stock by our officers and directors as of April 11, 2022:

Name & Address of Beneficial Owner (1)	Title of Class	Amount & Nature of Beneficial Ownership		Percent of Class
Vern D. Kornelsen (Director)	Common	1,797,700	(2)	36.3%
Thomas J. Schaefer (Director)	Common	-0-		-0-
Don E. Siecke (Director)	Common		(2)	(2)
Daniel M. Tolley (Director) (3)	Common	32,200	(3)	0.7%
Michael W. Eller (Officer) (3)	Common	40,000	(3)	0.8%
All Officers and Directors as a group	Common	1,837,700		37.8%

(1)	The principal address of each of the individuals listed above is c/o Electronic Systems Technology, Inc., 415 N. Roosevelt St. STE B1, Kennewick WA 99336.
(2)	Vern D. Kornelsen and Donald S. Siecke have interests in EDCO Partners LLLP. Mr. Kornelsen serves as the General Partner, and Mr. Siecke is a limited partner. EDCO Partners, LLLP owns 1,797,700 shares of the Company.
(3)	Mr. Eller and Mr. Tolley were awarded a stock option grant of 40,000 and 30,000 shares respectively on March 13, 2020.

8

COMPENSATION DISCUSSION AND ANALYSIS/ EXECUTIVE COMPENSATION

The following discussion reflects compensation paid to Named Executive Officers (“NEOs”) during our fiscal year 2019, Please see the Summary Compensation Table and the footnotes therein, below.

General Philosophy and Objectives

In general, our objectives in structuring compensation programs for our NEOs is to attract, retain, incentivize, and reward talented executives who can contribute to our growth and success and thereby build value for our shareholders over the long term. In the past, we have focused on cash compensation in the form of base salary as the primary element of our compensation program for NEOs.

As in past years, we do not have any executive compensation policies in place, and our Board of Directors is responsible for annually evaluating individual executive performance. Our Board of Directors reviews and approves all of our executive compensation packages and determines the appropriate level of each compensation component for each NEO based upon available compensation data. The Board of Directors also relies on its members’ business judgment and collective experience. Although it did not benchmark our executive compensation program and practices, the Board of Directors believes that our executive compensation levels have historically been at or below compensation levels for comparable executives in other companies of similar size and stage of development in similar industries and locations.

Elements of Our Compensation Program

The three primary components of our executive compensation program are: (i) base salary, (ii) incentive compensation in the form of cash bonuses, and (iii) equity compensation.

Base salary is determined by the Board of Directors for the CEO and for the Secretary. Cash bonuses are based on profitability of the Company at year end. Equity compensation is awarded by the Board of Directors.

Except as disclosed above, no other compensation in the form of stock grants, options or bonuses were given to the above Officers and Directors during the year ending December 31, 2022.

The Company does not have a written employment agreement with Mr. Eller or Mr. Tolley.

Compensation Risk Assessment

As required by rules adopted by the SEC, Management has made an assessment of the Company’s compensation policies and practices with respect to all employees to determine whether risks arising from those policies and practices are reasonably likely to have a material adverse effect on the Company. In doing so, Management considered various features and elements of the compensation policies and practices that discourage excessive or unnecessary risk taking. As a result of the assessment, the Company has determined that its compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Compensation and Assessment

The Board determines the compensation for the Company’s directors and officers, based on industry standards and the Company’s financial situation. The Board of Directors voted for remuneration of $375 per quarter to be paid in arears for their acting in such capacity, effective April 1, 2018. The Board assesses, on an annual basis, the contribution of the Board as a whole and each individual Director, in order to determine whether each is functioning effectively. There are no unexercised options held by any of our outside directors. Option grants to our directors are at the discretion of the board of directors. Business travel and other business expenses supported by appropriate receipts are reimbursed. All such amounts are minor, and do not include any compensation element.

9

Summary Compensation Table

Director’s Compensation for the fiscal year ended December 31, 2022 is provided in the following Table:

DIRECTOR COMPENSATION

Name (1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)(4)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

T.L. Kirchner	$625	$0	$0	$0	$0	$0	$625
Vern Kornelsen	$1,500	$0	$0	$0	$0	$0	$1,500
Thomas Schaefer	$1,500	$0	$0	$0	$0	$0	$1,500
Donald Siecke	$1,500	$0	$0	$0	$0	$0	$1,500
Michael W. Eller	$0	$0	$0	$0	$0	$0	$0
Daniel M. Tolley	$0	$0	$0	$0	$0	$0	$0

(1)	Compensation information for Daniel Tolley, President and Michael Eller, Principal Accounting Officer is contained in the Executive Compensation Summary Compensation Table.

On March 13, 2020, the Board of Directors canceled all 120,000 outstanding stock options that were granted on August 7, 2017 and were due to expire on August 6, 2020. In addition, the Board of Directors granted 180,000 options to employees. The new options have an exercise price of $0.40, a term of 5 years, and vested immediately. On September 1, 2021 the Board of Directors granted 60,000 options to employees. The new options have an exercise price of $0.40, a term of 5 years, and vested immediately There are no compensatory plans or arrangements for compensation of any Director in the event of their termination of office, resignation or retirement.

The Corporation currently does not hold any Employment Contracts or Change of Control Arrangements with any parties.

During our fiscal year ended December 31, 2022, there were no options exercised by our NEO’s or Directors.

We do not currently have a Long-Term Incentive Plan (“LTIP”).

There are no executive employment agreements with any Officer.

Named Executive Officers (“NEOs”)

The following table sets forth the names and ages of all executive Officers of the Corporation as of December 31, 2022; all positions by such persons; term of office and the period during which he has served as such; and any arrangement or understanding between him and any other person(s) pursuant to which he was elected as an Officer:

Name of Officer	Age	Position	Term of Office	Period of Service
Daniel Tolley	54	President and CEO	Employed at will	3/3/2003-Present
Michael Eller	62	CFO/Principal Accounting Officer	Employed at will	9/7/12- Present

Information concerning the compensation of the Corporation’s Principal Executive Officer and Principal Financial Officer, as well as any other compensated employees of the Corporation whose total compensation exceeded $100,000 during 2022 and 2021 is provided in the following Summary Compensation Table:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- qualified Deferred Compensation Earnings ($)	All Other Compen- sation ($) (3)	Total ($)
Daniel Tolley	2022	$117,851	$4,430	—	—	—	—	$17,186	$139,467
President and CEO	2021	$94,450	—	—	—	—	—	$19,272	$113,772

Michael W. Eller	2022	$99,650	$4,405	—	—	—	—	$18,827	$122,882
CEO/Principal Accounting Officer	2021	$123,000	—	—	—	—	—	$27,003	$150,574

(1)	Includes amounts paid under the Non-qualified Employee Profit Sharing Bonus.
(2)	Amount represents the dollar amount recognized for financial statement reporting purposes in accordance with ASC 718. Assumptions made in the valuation of stock option awards are disclosed in Note 7 of the Notes to the Consolidated Financial Statements in the 2022 Form 10-K.
(3)	All Other Compensation consists of premiums paid for Severance Pay, Group Health Insurance, Accrued Vacation Pay and Corporation paid 401(k) matching amounts.
(4)	We have not paid any automobile allowances, although business mileage, business travel and other business expenses supported by appropriate receipts have been reimbursed. All such amounts are minor and do not include any compensation element.

Outstanding Equity Awards at Fiscal Year-End

On August 7, 2015, our Board of Directors adopted a resolution to establish a stock option plan to issue 250,000 shares of Common Stock, which was approved by a shareholder vote on June 3, 2016.

The information specified concerning the stock options of the named Executive Officers during the fiscal year ended December 31, 2022 is provided in the following Option/SAR Grants in the Last Fiscal Year Table:

OPTION/SAR GRANTS IN 2022
Individual Grants (5)
(a)	(b)	(c)	(d)	(e)
Name	Number of Securities Underlying Options/SARs Granted # (5)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or base price ($/Share)	Expiration Date
Daniel Tolley	-0-	0%	$0.00	n/a
Michael W. Eller	-0-	0%	$0.00	n/a

(5)	This table does not include Stock Options granted previously.

Information specified concerning the stock options of the Named Executive Officers during the fiscal year ended December 31, 2022 is provided in the following Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Options/SAR Values Table:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercised Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Daniel Tolley	30,000	0	0	$0.40	3/13/2025	0	0	0	0
Michael W. Eller	40,000	0	0	$0.40	3/13/2025	0	0	0	0

The Company does not currently have a Long-Term Incentive Plan (“LTIP”).

The Corporation currently does not hold any Employment Contracts or Change of Control Arrangements with any parties.

Potential Payments upon Termination and Change in Control

None

Payments Made Upon Any Termination

None

Payments Made Upon Involuntary Termination Without Cause

None

Payments Made Upon a Change in Control

None

Payments Made Upon Death or Permanent Disability

None

Other Retirement or Disability Payments

None

Perquisites and Other Personal Benefits

The Company does not believe that the aggregate value of any perquisites for any NEO exceeds $0 per year.

Role of Executive Officers in Compensation Decisions

None. The Board of Directors evaluates the Executive Officers’ compensation annually. Salaries are set to promote continued service.

Policy on Deductibility of Compensation

None

10

Accounting for Stock-Based Compensation

The Company accounts for stock-based payments, including its stock option plans in accordance with the requirements of Accounting Standards Codification Topic 718, Compensation-Stock Compensation.

CORPORATE GOVERNANCE

Board Meetings

During the fiscal year ended December 31, 2022 the Board of Directors held two meetings. The Audit Committee met on four occasions in 2022. All Directors attended the meetings either physically or via teleconference.

Committees

There is one continuing committee of the Board of Directors, namely, an Audit Committee. There is no Compensation, Nominating or other committee.

Audit Committee

The Board has established an Audit Committee. The Audit Committee of the Board of Directors as of December 31, 2022 is comprised of Don Siecke (Chairman) and Thomas Schafer. It operates under a written charter adopted by the Board, a copy of which is included in the proxy statement as Appendix I. The Audit Committee met on four occasions in 2022. The Board of Directors has determined that Mr. Siecke is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC. The Board’s conclusions regarding the qualifications of Mr. Siecke as an audit committee financial expert were based on his experience as a certified public accountant and his degree in accounting.

The Audit Committee’s report for the Financial Statements for the year ended December 31, 2022 is attached to this proxy statement as Appendix II. The Sarbanes-Oxley Act of 2002 added a number of provisions to Federal law to strengthen the authority of, and increase the responsibility of, corporate audit committees. In accordance with the Sarbanes-Oxley Act, the Audit Committee has ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace the Corporation’s independent auditors. The Audit Committee members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of Management and the independent auditors, nor can the Audit Committee certify that the independent auditors are “independent” under applicable rules. The Audit Committee serves as a board-level oversight, in which it provides advice, counsel and direction to Management and the auditors on the basis of the information it receives, discussion with Management and the auditors, and the experience of the Audit Committee’s members in business and financial matters.

Director Stock Option Committee

The Board of Directors comprises the Stock Option Committee. There is no charter for the Employee/Director Stock Option Committee.

Compensation Committee Interlocks and Insider Participation

The Board of Directors comprises the Compensation Committee. There is no charter for the Compensation Committee.

Related Person Transactions Policy and Procedures

As set forth in the written charter of the Audit Committee, any related person transaction involving a Company Director or Executive Officer must be reviewed and approved by the Audit Committee. Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote on the approval or ratification of the transaction. Related persons include any Director or Executive Officer, certain Shareholders and any of their “immediate family members” (as defined by SEC regulations). In addition, the Board of Directors determines on an annual basis which directors meet the definition of Independent Director under the Nasdaq Listing Rules and reviews any Director relationship that would potentially interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director.

11

Code of Ethics

On September 22, 2020, the Company’s Board of Directors adopted an updated Code of Ethics. This new Code of Ethics replaces the previous code adopted by the Company on June 2, 2005 and filed as an exhibit to our report on Form 8-K filed with the Securities and Exchange Commission on March 26, 2008.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires the Corporation’s Directors, Executive Officers, and the holders of 10% or more of the Corporation’s Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors, and Shareholders holding more than 10% of the Corporation’s common stock are required by the Regulation to furnish the Corporation with copies of all Section 16(a) forms they have filed.

During the year ended December 31, 2021, to the knowledge of Management, there was no Director, Officer, or Beneficial Owner of more than 10% of any class of equity securities of the registrant who failed to file on a timely basis the required disclosure form as required by Section 16(a) of the Securities and Exchange Act of 1934.

SHAREHOLDER PROPOSALS AND OTHER MATTERS

The Corporation's annual meeting is scheduled for June 2, 2023. A Shareholder who desires to have a qualified proposal considered for inclusion in the Proxy Statement for that meeting must notify the Secretary of the terms and content of the proposal no later than, May 4, 2023. The Corporation's Bylaws outline the procedures including notice provisions, for Shareholder nomination of Directors and other Shareholder business to be brought before Shareholders at the Annual Meeting. At the time of submission of such proposal a Shareholder must have been a record or beneficial owner of at least 1% of the outstanding shares or $1,000 worth of stock in the Corporation, and have held such stock for at least one year and through the date on which the meeting is held. A copy of the pertinent Bylaw provisions is available upon written request to Michael Eller, President, Electronic Systems Technology, Inc., 415 North Roosevelt Street, STE B1, Kennewick, Washington 99336.

As of the date of this Proxy Statement, management has not been notified of any stockholder proposals intended to be raised at the Annual Meeting outside of the Company’s proxy solicitation process, nor does it know if any other matters which will be presented for consideration of the Annual Meeting. However, if any stockholder proposals or other business should come before the Annual Meeting, the persons named in the enclosed Proxy (or their substitutes will have discretionary authority to take such action as is in accordance with their best judgment.

FORM 10-K

Any Shareholder of record may obtain a copy of the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the "Form 10-K"), without cost, upon written request to the Secretary of the Corporation. The Form 10-K is not part of the proxy solicitation material for the Annual Meeting. Additionally, the Securities and Exchange Commission maintains a web site that contains reports and other information at the following address http://www.sec.gov, as well as links from the Company’s website at www.esteem.com. Our website does not utilize cookies to identify visitors.

By Order of the Board of Directors

Daniel M. Tolley

President

12

APPENDIX I – AUDIT COMMITTEE CHARTER

ELECTRONIC SYSTEMS TECHNOLOGY INC.

AUDIT COMMITTEE CHARTER

The Board of Directors of Electronic Systems Technology, Inc. has established an audit committee with authority, responsibility and specific duties as described below.

Composition:

The Committee shall be comprised of not less than two Directors, both of which are independent of Management. A third, non-independent director, may serve on the Committee, if the Board of Directors deems the non-independent Director’s experience and expertise serves the best interest of the Committee. One of the members shall be appointed Committee chairperson by the Chairperson of the Board of Directors. Such appointment will be for a one-year term and will be ratified by the full board.

Authority:

The audit committee may be requested by the Board of Directors to investigate any activity of the Company. All employees are directed to cooperate as requested by members of the Committee. The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling responsibility.

Responsibility:

The audit committee is to serve as a focal point for communication between non-committee Directors, the Independent Accountants, internal accounting department and Electronic Systems Technology’s Management, as their duties relate to financial accounting, reporting and controls. The Audit Committee is to assist the Board of Directors in fulfilling its fiduciary responsibilities as pertaining to accounting policies and reporting practices of Electronic Systems Technology and the sufficiency of auditing relative thereto. It is to be the Board of Directors’ principal agent in ensuring the independence of the corporation’s Independent Accountants, the integrity of Management and adequacy of disclosures to Shareholders. However, opportunity for the Independent Accountants to meet with the entire Board of Directors, as needed, shall not to be restricted.

Meetings:

The Audit Committee is to meet at least one time per year, and as many times as is deemed necessary by the Committee.

Attendance:

Members of the audit committee should be present at all meetings, in person, or via alternative electronic methods, as the Board of Directors has approved. As needed, the Committee Chairperson may request that members of Management, the Manager of Finance and Administration and representative of the Independent Accountants be present at meetings of the Committee.

Minutes:

Minutes of each meeting are to be prepared and sent to Committee members and presented to Electronic Systems Technology’s Directors who are not members of the Committee. Copies are to be provided to the Principal Accounting Officer.

Specific Duties:

The Audit Committee is to:

(1)	Inform the Independent Accountants and Management that the Independent Accountants and the Committee may communicate with each other at all times; and the Committee Chairperson may call a meeting whenever deemed necessary.

(2)	Review with Electronic Systems Technology’s Management, Independent Accountants and Manager of Finance and Administration, the company’s policies and procedures to reasonably ensure the adequacy of internal accounting and financial reporting controls.

(3)	Have familiarity through the individual efforts of its members, with the accounting and reporting principles and practices applied by Electronic Systems Technology in preparing its financial statements. Further, the Committee is to make or cause to be made, all necessary inquiries of Management and the Independent Accountants concerning established standards of corporate conduct and performance, and deviations therefrom.

(4)	Review the adequacy and scope of annual internal audit plans with the Principal Accounting Officer.

(5)	Review, prior to the Annual Audit, the scope and general extent of the Independent Accountant’s audit examinations including their engagement letter. The auditor’s fees are to be arranged with Management and annually summarized for committee review. The committee’s review should entail an understanding from the independent accountant of the factors considered by the accountant in determining the audit scope, including
•	Industry and business risk characteristics of the Company,
•	External reporting requirements,
•	Materiality of Electronic Systems Technology’s activities,
•	Quality of internal accounting controls,
•	Extent of involvement of the internal accounting department in the audit examination,
•	Other areas to be covered during the audit engagement.,

(6)	Review with Management the extent of non-audit services planned to be provided by the Independent Accountants, in relation to the objectivity needed in the audit.

(7)	Review with Management and the Independent Accountants, upon completion of their audit, financial results for the year prior to their release to the public. This review is to encompass
•	Electronic Systems Technology’s financial statements and disclosures required by generally accepted accounting principles,
•	Significant transactions not a normal part of the Company’s operations,
•	Changes if any, during the year in the company’s accounting principles or their application,
•	Significant adjustment proposed by the Independent Accountants.

(8)	Evaluate the cooperation received by the Independent Accountants during their audit examination, including their access to all requested records, data and information. Also, to elicit the comments of Management regarding the responsiveness of the Independent Accountants to Electronic Systems Technology’s needs. To inquire of the Independent Accountants, whether there have been any disagreements with Management, which if not satisfactorily resolved would have caused them to issue a non-standard report on the Company’s financial statements.

(9)	Discuss with the Independent Accountants the quality of the Company’s financial and accounting personnel, and any relevant recommendations, which the independent accountants may have regarding “material weaknesses” or reportable conditions. Topics to be considered during this discussion include improving internal financial controls, the selection of accounting principles and management reporting systems. Review written responses of Management to the letter of comments and recommendations from the Independent Accountants.

(10)	Discuss with Electronic Systems Technology Management the scope and quality of internal accounting and financial reporting controls in effect.

(11)	Apprise the Board of Directors through minutes and special presentations as necessary, of significant developments in the course of performing the above duties.

(12)	Recommend to the Board of Directors any appropriate extensions or changes in the duties of the Committee.

(13)	Recommend to the Board of Directors the retention or replacement of the Independent Accountants.

APPENDIX II – AUDIT COMMITTEE REPORT

Report of the Audit Committee

March 3, 2022

Board of Directors

Electronic Systems Technology, Inc. (“EST”)

The ultimate responsibility for good corporate governance rests with our Board, whose primary role is providing oversight, counseling, and direction to EST’s Management in the best long-term interests of the Company and its Shareholders.

The Audit Committee oversees Electronic Systems Technology, Inc.’s accounting and financial reporting processes, audits of EST’s annual financial statements and internal control over financial reporting.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board in its general oversight of EST’s financial reporting, internal controls, and audit functions. Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee also recommends to the Board of Directors the selection of the Company’s independent accountants.

The Audit Committee, with the assistance of the Company’s accounting department and Management, has fulfilled its objectives and responsibilities as specified by the Audit Committee charter, and has provided adequate and appropriate independent oversight and monitoring of Electronic Systems Technology’s systems of internal control for the year ended December 31, 2022.

The Audit Committee has reviewed and discussed with Management its assessment and report on the effectiveness of EST’s internal control over financial reporting as of December 31, 2022, which it made using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control Integrated Framework. The Audit Committee has also reviewed and discussed with Assure CPA LLC, Management’s assessment of internal control over financial reporting, and its review and report on EST’s internal control over financial reporting.

Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of Management and the independent audit firm; nor can the Audit Committee certify that the independent audit firm is “Independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel, and direction to Management and to the auditors on the basis of the information it receives, discussions with Management and the auditors, and the experience of the Audit Committee’s members in business, financial, and accounting matters.

These activities included, but were not limited to, the following accomplishments for the year ended December 31, 2022:

Reviewed and discussed the audited financial statements for the year ended December 31, 2022 with Management.

Discussed with Assure CPA, LLP., matters requiring discussion by Statement of Auditing Standards (SAS) No. 61.

Discussed with and received written disclosures and a letter from Assure CPA, LLP. relating to their independence, as required by Public Company Oversight Board (PCAOB) Rules 3520 and 3526.

In reliance on these reviews and discussions, and the reports of Assure CPA, LLP. and based on the above, the Audit Committee recommends the inclusion of the audited financial statements in EST’s Annual Report on Form 10-K for the year ended December 31, 2022.

Respectfully submitted,

Electronic Systems Technology, Inc. Audit Committee

Donald E. Siecke, Chairman

Thomas Schaefer